SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

SIRNA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2950 Wilderness Place, Boulder, Colorado 80301

(Address of principal executive offices)(Zip Code)

(303) 449-6500

(Registrant’s telephone number, including area code)

Ribozyme Pharmaceuticals, Inc.

(Former name, if changed since last report)

Item 9.     Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is furnished under Item 9. “Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

On May 14, 2003, Sirna Therapeutics, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRNA THERAPEUTICS, INC.

By:	/s/ HOWARD W. ROBIN
Howard W. Robin President and Chief Executive Officer

Date: May 14, 2003

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 14, 2003